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                                                                   EXHIBIT 10.28

                               GUARANTY OF LEASE

     In order to induce Allied Investments ("Landlord"), to enter into that
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certain Commercial Lease dated as of June 18, 1999 (the "Lease") with
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AstroPowerWest, LLC ("Lessee") for the lease by Lessee of certain premises
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located in that building commonly known and addressed 5036 Commercial Circle,
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Suite B, Concord, CA, and for other good and valuable consideration, the receipt
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whereof is hereby acknowledged, AstroPower, Inc. ("Guarantor") hereby
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unconditionally and without limitation guarantees payment and performance by
Lessee of its obligations under the Lease and makes the following indemnification and agreements with and in favor of Landlord.

1.  Obligations.  Guarantor hereby covenants and agrees with Landlord,
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    notwithstanding any modification or alteration of said Lease entered into by and between Lessor and Lessee, (i) to make the due and punctual payment of all rent, monies and charges expressed to be payable under the Lease during the term thereof and all renewals thereof, whether for principal, interest or otherwise; (ii) to effect prompt and complete performance of all and each of the terms, covenants, conditions and provisions in the Lease contained, including the "Rules and Regulations" is therein provided, on the part of Lessee to be kept, observed and performed during the period of the term and any renewals thereof, and (iii) to protect, defend, indemnify and save harmless Lessor from any loss, costs or damages (including legal fees and expenses for counsel of Landlord's choice) arising out of any failure to pay the aforesaid rent, monies, charges or indebtedness or the failure to perform any of the terms, covenants, conditions and provisions. Guarantor hereby acknowledges that it has a copy of and is familiar with each and every document executed and delivered to Lessor by Lessee including, without limitation, the Lease.

2.  Rights.  In the event of any breach, default or failure of Lessee to pay any
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    sum or perform any obligation under the Lease, Guarantor, shall immediately pay to Landlord, any and all such amounts as may be due and owing from Lessee to Lessor by reason of Lessee's failure to perform. Lessor shall have the right to enforce this indemnity regardless of the acceptance of additional security from Lessee and regardless of the release or discharge for Lessee by Lessor or by others, or by operation of any law. In addition to the obligations of Guarantor set forth above, Guarantor agrees to pay to Lessor any and all damages and expenses incurred by Lessor as a direct and proximate result of Lessee'' failure to perform. Guarantor further agrees to pay to Lessor interest on any and all sums due and owing Landlord, by reason of Lessee's failure to pay same, at the rate per annum provided in the Lease.

3.  Waivers.  Guarantor hereby expressly waives any right of setoff or
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    compensation against amounts due under this Guaranty and waives notice of the acceptance of this indemnity and all notice of nonperformance, nonpayment or non-observance on the part of Lessee of the terms, covenants, conditions and provisions of the Lease. In addition, Guarantor hereby waives all rights and defenses to:

    (1) All defenses by reason of any disability of Lessee, or based on the termination of Lessee's liability from any cause, or on any statute of limitations respecting obligations accruing under the Lease or this Guaranty;

    (2) Any and all rights it may have now or in the future to require or demand that Lessor pursue any right or remedy Lessor may have against Lessee or any other third party.

    (3) Any and all rights it may have to enforce any remedies available to the Lessor now or in the future against Lessee;

    (4) Any and all rights to participate in any security held by Lessor now or in the future.

    (5) The right to require Lessor to (i) proceed against Lessee, (ii) proceed against or exhaust any security which Lessor now holds or may hold in the future from Lessee, (iii) pursue any other right or remedy available to Landlord, or (iv) have the property of Lessee first applied to the discharge of any of the obligations under this guaranty.

    (6) Until all of Lessee's obligations under the Lease to Lessor have been discharged in full, Guarantor waives any right of subrogation it now has, or may hereafter have, against Lessee.

    (7) Any defense as a surety, including without limitation, sections 2819 (alteration of the obligation without the surety's consent), 2825 (discharge of the debtor), 2809 (guarantor's obligation may not be larger than the principal's obligation), 2810 (a guarantor's liability ceases if the principal is not liable), 2846 (equity of exoneration) of the California Civil Code;

    (8) Any duty or obligation of Lessor to disclose to Guarantor any facts Lessor may now or hereafter know about Lessee, regardless or whether Lessor has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being under and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Lessee and of any and all circumstances bearing on the risk of nonperformance of any Obligation; and

    (9) Any defense based upon an election of remedies by Landlord, including any election which destroys or impairs any right of subrogation, reimbursement or contribution which Guarantor may have or any rights or benefits under any provisions of California law in any way qualifying, conditioning or limiting the obligations of Guarantor based on any steps or procedures that landlords should take before proceeding against Guarantor.

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Lessor's Initials                                   Lessee's Initials
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4.  Effect of Modifications, Extensions or Alterations of the Lease.  Without
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    limiting the generality of the foregoing, the liability of Guarantor under this Guaranty shall not be deemed to have been waived, released, discharged, impaired or affected by reason of (a) any waiver or failure to enforce any of the obligations of the Lessee under the Lease, or (b) assignment of the Lease, or the subletting of the leased premises by the Lessee (with or without in each case the consent of the Landlord), or (c) the expiration or other termination of the term, or (d) the release or discharge of the Lessee in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of the Lease by any party in any action or proceeding, and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the term originally contemplated and expressed in the Lease or any renewals or extensions thereof. Guarantor further understands and agrees that the obligations of Guarantor under this guarantee shall in no way be affected by any extension, modification or alteration of the Lease, or Lessee's obligation under the Lease and each of its provisions, and any such extension, modification or alteration of the Lease, any and all of which may be done without the prior consent or approval of Guarantor and shall in no way release or discharge Guarantor from any obligations accruing under this guaranty. The term "Lease" shall include all amendments, modifications, alterations and exclusions of the Lease. The liability of the Guarantor shall not be affected by any repossession of the leased premises by Landlord, provided, however, that the net payments received by Lessor after deducting all costs and expenses of repossession and/or reletting the same, shall be credited from time to time by Lessor to the account of Guarantor and Guarantor shall pay any balance owing to Lessor from time to time, immediately upon ascertainment.

5.  Payment and Performance.  This Guaranty shall be one of payment and
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    performance and not of collection.

6.  Nature of Guaranty.  The liability of Guarantor hereunder is direct,
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    immediate, absolute, continuing, unconditional, primary and unlimited.
    Notwithstanding the use of the word "indemnity" or "guaranty" in this Guaranty and without limiting the foregoing, Guarantor shall be bound by this Guaranty in the same manner as though Guarantor were the Lessee named in the Lease.

7.  Successors and Assigns.  All of the terms, agreements and conditions of this
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    Guaranty shall extend to and be binding upon Guarantor, his heirs, executors, administrators, successors, and assigns, and shall inure to the benefit of and may be enforced by Landlord, its successors and assigns, and the holder of any mortgage of which the lease may be subject and subordinate from time to time.

8.  Assignment by Landlord.  Lessor may, without notice, assign this Guaranty in
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    whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the Guarantor hereunder.

9.  Subordination.  Any indebtedness of the Lessee now or hereafter held by
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    Guarantor is hereby subordinated to the indebtedness of the Lessee to the
    Landlord; and any indebtedness of the Lessee to the Guarantor, if the Lessor so requests, shall be collected, enforced and received by Guarantor as trustee for the Lessor on account of the indebtedness of the Lessee to the Lessor without affecting the liability of Guarantor under this Guaranty.

10.  Authority.   It is not necessary for the Lessor to inquire into the powers
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     of the Lessee or of the partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

11.  Waiver of Jury Trial.  As a further inducement of Lessor to enter into the
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     Lease and in consideration thereof, Lessor and Guarantor hereby express waive the right to a trial by jury for any action or proceeding brought by either Lessor or Guarantor against the other on any matter whatsoever arising out of, under, or by virtue of any of the terms, covenants, conditions, provisions or arrangements of the Lease or of this Guaranty.

12.  Insolvency.   In the event of any action or proceeding at law or in equity
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     between Lessor and Guarantor (including an action or proceeding between
     Lessor and the trustee debtor in possession while Guarantor is a debtor in a proceeding under the Bankruptcy Code (Title 11 of the United States Code or any successor statue to such Code) to enforce any provision of this Guaranty or to protect or establish any right or remedy of either Lessor or Guarantor hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred in such action or proceeding and in any appeal in connection therewith by such prevailing party, whether or not such action, proceeding or appeal is prosecuted to judgement or other final determination, together with all costs of enforcement and/or collection of any judgement or other relief. The term "prevailing party" shall include, without limitation, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought, whether by compromise, settlement or judgement. If such prevailing party shall recover judgement in any such action, proceeding or appeal, such costs, expenses and attorneys' and paralegals' fees shall be included in and as part of such judgement, together with all costs of enforcement and/or collection of any judgement or other relief.

13.  Miscellaneous.  Each provision of this Guaranty shall be enforceable to the
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     extent not prohibited by law. If any provision or its application to any person or circumstance shall be invalid or unenforceable the remaining provisions, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected. This Guaranty may not be modified or terminated except as expressly provided herein or except by a writing signed by Lessor and Guarantor. Any such modification or termination made otherwise than as expressly permitted by this paragraph shall be void. This Guaranty shall be governed by and interpreted in accordance with the laws of the State of California.

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Lessor's Initials                                   Lessee's Initials
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14.  Attorneys' Fees.  Guarantor hereby agrees to be responsible for and to pay
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     all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred by Lessor in connection with the collection of all sums guaranteed hereunder and the defense or enforcement of any other Landlord's rights hereunder, whether or not suit is filed, and whether such collection be from Lessee or from Guarantor.

15.  Cumulative Rights and Remedies.  The extent of Guarantor's liability and
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     all rights, powers and remedies of Lessor hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lessor by law.

16.  Joint and Several.  If there is more than one party, person or entity
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     executing this Guaranty, the obligations of each Guarantor shall be joint and several and are independent of Lessee's obligations. A separate action may be brought or prosecuted against any Guarantor whether the action is brought or prosecuted against any other Guarantor or Lessee, or all, or whether any other Guarantor or Lessee, or all, are joined in this action.

     IN WITNESS WHEREOF, this Guaranty of Lease has been executed as of ______, 1999.


GUARANTOR:       AstroPower, Inc.
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     By:
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        Thomas J. Stiner, V.P. & CFO